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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported)   December 29, 1999
                                                    -----------------



                           BOSTON LIFE SCIENCES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-6533                87-0277826
--------------------------------      -----------    ---------------------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
  incorporation or organization)      File No.)              Identification No.)

137 Newbury Street
8th Floor
Boston, Massachusetts                                          02116
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(Address of principal executive offices)                      Zip Code


Registrant's telephone number, including area code    (617)  425-0200
                                                    -----------------
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Item 5.  Other Events.
         -------------

On December 29, 1999 Boston Life Sciences, Inc. announced that it would be meeting with the FDA during the first quarter of 2000 to informally discuss its application for the approval of Therafectin(R), its drug for the treatment of rheumatoid arthritis. The agency granted the meeting following its submission of a letter to the Company wherein BLSI was informed that the FDA felt that the Company's trial for Therafectin submitted in 1998 had not provided sufficient evidence of a statistically significant treatment effect and that it consequently would not approve the drug at this time. The letter did not specifically detail what the Agency considers the shortfalls or deficiencies in demonstrating efficacy for the drug. Following receipt of the letter, the Company was informed that it would be given a full opportunity to learn the specific basis of the FDA's position on efficacy as well as what could be done to possibly gain approval for Therafectin.

The Company noted that it was not in a position to comment at this time on the future of Therafectin since it must first determine, with the guidance and input of the FDA, what, if any, potential the drug may have. The Company noted that the expenditures allocated to Therafectin since 1995 represent scarcely ten percent of the Company's aggregate funding to date and totaled less than $1.5 million over the last two years. The Company also stated that it did not expect to incur any further material expenditures in connection with Therafectin

The Company's believes its cash resources, approximately $16 million at December 31, 1999, will be adequate to support its primary programs well into 2001.


Item 7.  Exhibits.
         ---------

The following Exhibits are filed as part of this report on Form 8-K:

         99.1 Press Release, dated December 29, 1999.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                               BOSTON LIFE SCIENCES, INC.


Dated:  January 4, 2000                        By:   /s/Joseph Hernon
                                                     -------------------------
                                                     Joseph Hernon
                                                     Chief Financial Officer

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                           BOSTON LIFE SCIENCES, INC.

                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX


Exhibit No.                                                                 Page
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   99.1         Press Release, dated December 29, 1999                        4

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